UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVEN REPORTED):  August 16, 2004

COMMISSION FILE NUMBER:  333-93711

ICON HEALTH & FITNESS INC.
(Exact name of registrant as specified in its charter)

DELAWARE	87-0531206
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1500 South 1000 West
Logan, UT, 84321
(Address and zip code of principal executive offices)

(435) 750-5000
(Registrant's telephone number, including area code

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Item 5.	Other Events and Regulation FD Disclosure

On August 16, 2004, ICON Health & Fitness, Inc. announced by press release its management transition. A copy of the press release is attatched hereto as Exhibit 99.3

SIGNATURE

ICON HEALTH & FITNESS, INC.

By: /s/ S. Fred Beck

Name: S. Fred Beck
Title: Chief Financial Officer
Date: August 16, 2004

EXHIBIT INDEX

Exhibit Number	Description

99.3	Press Release of ICON Health & Fitness, Inc. dated August 16, 2004, announcing the management transition.

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